NEITHER THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS DOCUMENT NOR THE SECURITIES INTO WHICH THESE SECURITIES ARE CONVERTIBLE HAVE BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND REASONABLY APPROVED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.

______ _____, 2014	No. [•]

BLUEFIRE RENEWABLES, INC.

(Organized under the laws of the State of Nevada)

Form Of Warrant for the Purchase of Shares of Common Stock

FOR VALUE RECEIVED, BlueFire Renewables, Inc., a corporation organized under the laws of the State of Nevada with its principle place of business located at 31 Musick, Irvine, CA 92618 (the “Company”), hereby certifies that _________, a corporation organized and existing under the laws of ___________ with its principle place of business located at _______________________, its successors and assigns (the “Holder”), is the owner of this “___” warrant (the “Warrant”) which initially entitles the Holder, subject to the provisions hereof, to purchase from the Company at any time, subject to the Exercise Blackout Dates (as defined herein), and from time to time on and after the date hereof (the “Original Issue Date”) until 5:00 p.m. California local time on the Expiration Date (as defined herein), up to _______________________________ (_____________) duly authorized, validly issued, fully paid and non-assessable shares of Common Stock (as defined below) at the Exercise Price (as defined herein) per share of Common Stock on the terms and conditions hereinafter set forth.

The term “Common Stock” means the Common Stock, par value $0.001 per share, of the Company as constituted on the Original Issue Date. The number of shares of Common Stock to be received upon the exercise of this Warrant shall be adjusted from time to time as hereinafter set forth. The shares of Common Stock deliverable upon such exercise, and as adjusted from time to time, are hereinafter referred to as “Warrant Shares.” The term “Company” means and includes the corporation named above as well as any successor corporation. The term “Business Day” means any day except a Saturday, Sunday or other day on which commercial banks in New York, New York are authorized by law to close.

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The Holder agrees with the Company that this Warrant is issued, and all the rights hereunder shall be held subject to, all of the conditions, limitations and provisions set forth herein.

1. Number of Warrant Shares. This Warrant Entitles the Holder to purchase up to __________________________ (____________) duly authorized, validly issued, fully paid and non-assessable shares of the Company’s Common Stock, as such amount may be adjusted pursuant hereto.

2. Exercise Price. The Exercise Price shall be ______________ (US$_____) per share subject to adjustment pursuant hereto (originally and as adjusted, the “Exercise Price”).

3. Exercise of Warrant. (a) This Warrant may be exercised in whole or in part, subject to the Exercise Blackout Dates as defined below, at any time, or from time to time during the period commencing on the Original Issue Date and expiring on the _____ (__) year anniversary of the date hereof, or if such date is not a Business Day, then on the next succeeding day which shall be a Business Day (the “Expiration Date”).

(b) This Warrant shall not be exercisable on any date from the Original Issue Date until 180 days after the Original Issue Date (the “Exercise Blackout Dates”).

4. Notice of Exercise. (a) The purchase rights represented by this Warrant may be exercised by presentation and surrender of this Warrant to the Company at its principal office, or at any other warrant agent designated by the Company (the “Warrant Agent”) if any, with the Warrant Exercise Form, a form of which is attached hereto as Exhibit A, duly executed and accompanied by payment of the Exercise Price for the number of Warrant Shares specified in such form and instruments of transfer, if appropriate, duly executed by the Holder or its duly authorized attorney.

(b) Payment of the aggregate Exercise Price shall be made by wire transfer in cash or by certified check or cashier’s check, payable to the order of the Company in accordance with the provisions of Section 4(a). If this Warrant should be exercised in part only, the Company shall, within ten (10) Business Days of the surrender of this Warrant, execute and deliver a new warrant evidencing the rights of the Holder thereof to purchase the balance of the Warrant Shares issuable hereunder.

(c) Upon receipt by the Company of this Warrant, together with the Warrant Exercise Form, and payment for the Exercise Price at its office, or by the Warrant Agent at its office, in each case in the proper form for exercise, the Holder shall immediately be deemed to be the Holder of record of the shares of Common Stock issuable upon such exercise, notwithstanding that the stock transfer books of the Company shall then be closed or that certificates representing such shares of Common Stock shall not then be actually delivered to the Holder. The Company shall pay any and all documentary stamp or similar issue or transfer taxes payable in respect of the issue or delivery of shares of Common Stock on exercise of this Warrant as required by the United States of America, but in no event shall the Company be responsible or liable for income taxes, any foreign country taxes, or transfer taxes upon the issuance or transfer of the Warrant or the Warrant Shares.

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5. Fractional Shares. No fractional shares or script representing fractional shares shall be issued upon the exercise of the Warrant, but the Company shall pay within ten (10) Business Days the Holder in cash an amount equal to the fair market value of such fractional share of Common Stock in lieu of each fraction of a share otherwise called for upon any exercise of the Warrant, as determined in good faith by the Board of Directors of the Company (the “Board”).

6. Exchange, Transfer, Assignment or Loss of Warrant. This Warrant is exchangeable, without expense, at the option of the Holder, upon presentation and surrender hereof to the Company or at the office of its Warrant Agent, if any, for other warrants of different denominations, entitling the Holder to purchase in the aggregate the same number of shares of Common Stock issuable hereunder. Upon surrender of this Warrant to the Company or at the office of its Warrant Agent, if any, with an appropriate form of assignment duly executed and funds sufficient to pay any transfer tax, the Company shall, without charge, execute and deliver a new warrant in the name of the assignee named in such instrument of assignment and this Warrant shall promptly be canceled. This Warrant may be divided or combined with other warrants that carry the same rights upon presentation hereof at the office of the Company or at the office of its Warrant Agent, if any, together with a written notice specifying the names and denominations in which new warrants are to be issued and signed by the Holder hereof.

7. Rights of the Holder. Prior to exercise of the Warrant, the Holder, in its capacity hereunder, shall not, by virtue hereof, be entitled to any rights as a shareholder of the Company, either at law or in equity, and the rights of the Holder, in its capacity hereunder, are limited to those expressed in this Warrant.

8. Adjustment of Exercise Price and Number of Shares.

The number of Warrant Shares issuable upon the exercise of this Warrant Certificate and the Exercise Price shall be subject to adjustment from time to time upon the happening of certain events, as follows:

8.1 Merger. If at any time there shall be a merger or consolidation of the Company with or into another corporation when the Company is not the surviving corporation, then, as part of such merger or consolidation, lawful provision shall be made so that the Holder shall thereafter be entitled to receive upon exercise of rights herein granted, during the period specified herein and upon payment of the aggregate Exercise Price, if any, the number of shares of stock or other securities or property of the successor corporation resulting from such merger or consolidation, to which a holder of the stock deliverable upon exercise of the rights granted in this Warrant would have been entitled in such merger or consolidation if such rights had been exercised immediately before such merger or consolidation. In any such case, appropriate adjustment shall be made in the application of the provisions of this Warrant with respect to the rights and interests of the Holder after the merger or consolidation. The Company will not effect any such merger or consolidation unless, prior to the consummation thereof, the successor corporation shall assume, by written instrument reasonably satisfactory in form and substance to the Holder, the obligations of the Company under this Warrant.

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8.2 Reclassification, Etc. If the Company at any time shall, by combination or reclassification of securities or otherwise, change any of the securities as to which purchase rights under this Warrant exist into the same or a different number of securities of any other class or classes, this Warrant shall thereafter represent the right to acquire such number and kind of securities as would have been issuable as the result of such change with respect to the securities which were subject to the purchase rights under this Warrant immediately prior to such combination, reclassification or other change.

8.3 Stock Dividends, Splits, Subdivisions or Combination of Shares. If the Company at any time shall pay a stock dividend on its Common Stock or otherwise makes a distribution on any class of capital stock that is payable in shares of Common Stock, split or subdivide its Common Stock, the Exercise Price shall be proportionately decreased and the number of Warrant Shares issuable pursuant to this Warrant shall be proportionately increased. If the Company at any time shall combine or reverse split its Common Stock, the Exercise Price shall be proportionately increased and the number of Warrant Shares issuable pursuant to this Warrant shall be proportionately decreased.

8.4 Notice of Adjustments; Notices. Whenever the Exercise Price or number of shares hereunder shall be adjusted, the Company shall issue a certificate signed by its President, Chief Executive Officer or Chief Financial Officer setting forth, in reasonable detail, the event requiring the adjustment, the amount of the adjustment, the method by which such adjustment was calculated and the Exercise Price and number of shares hereunder after giving effect to such adjustment, and shall cause a copy of such certificate to be sent (by facsimile or electronic mail) to the Holder. The Company shall give written notice to the Holder at least 10 days prior to the date on which the Company closes its books or takes a record for determining rights to receive any dividends or distributions.

9. Transfer to Comply with the Securities Act. The Warrant and any Warrant Shares may not be sold, transferred, pledged, hypothecated or otherwise disposed of unless registered under the Securities Act or pursuant to an available exemption from such registration, provided that the transferor delivers to the Company an opinion of counsel reasonably satisfactory to the Company confirming the availability of such exemption.

10. Legend. Unless the Warrant Shares have been registered under the Securities Act, upon exercise of the Warrant and the issuance of any of the Warrant Shares, all certificates representing such securities shall bear on the face thereof substantially the following legend:

“THE ISSUANCE AND SALE OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, NOR APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED OR ASSIGNED (I) IN THE ABSENCE OF (A) AN EFFECTIVE REGISTRATION STATEMENT FOR THE SECURITIES UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR (B) AN OPINION OF COUNSEL (WHICH COUNSEL SHALL BE SELECTED BY THE HOLDER AND REASONABLY APPROVED BY THE COMPANY), IN A GENERALLY ACCEPTABLE FORM, THAT REGISTRATION IS NOT REQUIRED UNDER SAID ACT OR (II) UNLESS SOLD PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT. NOTWITHSTANDING THE FOREGOING, THE SECURITIES MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT OR OTHER LOAN OR FINANCING ARRANGEMENT SECURED BY THE SECURITIES.”

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11. Warrant Agent. The Company shall initially serve as Warrant Agent under this Warrant. Upon 10 days’ prior written notice to the Holder, the Company may appoint a new Warrant Agent. Any corporation into which the Company or any new Warrant Agent may be merged or any corporation resulting from any consolidation to which the Company or any new Warrant Agent shall be a party or any corporation to which the Company or any new Warrant Agent transfers substantially all of its corporate trust or shareholders services business shall be a successor Warrant Agent under this Warrant without any further act. Any such successor Warrant Agent shall promptly cause notice of its succession as Warrant Agent to be mailed (by facsimile or electronic mail) to the Holder.

12. Notices. All notices required hereunder shall be in writing and shall be deemed given when sent by facsimile, electronic mail or within two days after mailing when mailed by certified or registered mail, return receipt requested, to the Company at its principal office, or to the Holder at the address set forth on the record books of the Company, or at such other address of which the Company or the Holder has been advised by notice hereunder.

13. General Provisions.

(a) Successors and Assignors. All the covenants and provisions of this Warrant shall bind and inure to the benefit of the respective executors, administrators, successors and assigns of the Holder and the Company.

(b) Amendment. This Warrant may only be modified or amended by a writing signed by the Company and the Holder.

(c) Applicable Law. THE WARRANT IS ISSUED UNDER AND SHALL FOR ALL PURPOSES BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF CALIFORNIA, INCLUDING ALL MATTERS OF CONSTRUCTION, VALIDITY, PERFORMANCE, AND ENFORCEMENT WITHOUT GIVING EFFECT TO THE CHOICE OF LAW RULES THEREOF.

(d) Entire Agreement. Except as provided herein, this Warrant, including exhibits, contains the entire agreement of the parties, and supersedes all existing negotiations, representations or agreements and other oral, written, or other communications between them concerning the subject matter of this Warrant.

(e) Severability. If any provision of this Warrant is unenforceable, invalid, or violates applicable law, such provision shall be deemed stricken and shall not affect the enforceability of any other provisions of this Warrant.

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(f) Captions. The captions in this Warrant are inserted only as a matter of convenience and for reference and shall not be deemed to define, limit, enlarge, or describe the scope of this Warrant or the relationship of the parties, and shall not affect this Warrant or the construction of any provisions herein.

(g) Lost Warrant. The Company covenants to the Holder that upon receipt by the Company of documentation reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant, and (in the case of loss, theft or destruction) of reasonably satisfactory indemnification, and upon surrender and cancellation of this Warrant, if mutilated, the Company shall execute and deliver a new warrant certificate of like tenor and date in lieu of this Warrant. Any such new warrant certificate executed and delivered shall constitute an additional contractual obligation on the part of the Company, whether or not this Warrant so lost, stolen, destroyed or mutilated shall be at any time enforceable by anyone.

[signature page follows]

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IN WITNESS WHEREOF, the Company has caused this Warrant to be signed on its behalf, in its corporate name, by its duly authorized officer, all as of the day and year first above written.

BLUEFIRE RENEWABLES, INC.

By:	Arnold Klann
Name:	Arnold Klann
Title:	Chief Executive Officer

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EXHIBIT A

Warrant Exercise Form

(To be executed by the Holder to exercise the right to purchase shares of Common Stock under the foregoing Warrant)

To BlueFire Renewables, Inc.:

In accordance with the Warrant enclosed with this Warrant Exercise Form, the undersigned hereby irrevocably elects to purchase________ shares of Common Stock, $0.001 par value per share (“Common Stock”), of BlueFire Renewables Inc. and, encloses herewith $__________ in cash, certified or official bank check or checks or wire transfer, which sum represents the aggregate Exercise Price (as defined in the Warrant) for the number of shares of Common Stock to which this Warrant Exercise Form relates, together with any applicable taxes payable by the undersigned pursuant to the Warrant.

The undersigned requests that certificates for the shares of Common Stock issuable upon this exercise be issued in the name of:

PLEASE INSERT SOCIAL SECURITY OR
TAX IDENTIFICATION NUMBER

(Please print name and address)

If the number of shares of Common Stock issuable upon this exercise shall not be all of the shares of Common Stock that the undersigned is entitled to purchase in accordance with the enclosed Warrant, the undersigned requests that a new warrant evidencing the right to purchase the shares of Common Stock not issuable pursuant to the exercise evidenced hereby be issued in the name of and delivered to:

(Please print name and address)

Dated:
(Print name of holder)

By:
Name:
Title:
(Signature must conform in all respects to name of Holder as specified on the face of the Warrant)

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